Bringing the Transformative Power of Synthetic Biology to Medicine Q3 Financial Results & Business Update 10 November 2021 Exhibit 99.2

Forward Looking Statements This presentation contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this presentation regarding strategy, future operations, future financial position, future revenue, projected expenses, prospects, plans and objectives of management are forward-looking statements. In addition, when or if used in this presentation, the words “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict” and similar expressions and their variants may identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, the approach we are taking to discover and develop novel therapeutics using synthetic biology; statements regarding the potential of our platform to develop therapeutics to address a wide range of diseases, including: metabolic diseases, inflammatory and immune disorders, and cancer; the future clinical development of Synthetic Biotic medicines; the potential of our technology to treat phenylketonuria and cancer; the expected timing of our anticipated clinical trial initiations and availability of clinical data; the benefit of orphan drug and fast track status; the adequacy of our capital to support our future operations and our ability to successfully initiate and complete clinical trials; the results of our collaborations; and the difficulty in predicting the time and cost of development of our product candidates. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the uncertainties inherent in the preclinical development process; our ability to protect our intellectual property rights; and legislative, regulatory, political and economic developments, as well as those risks identified under the heading “Risk Factors” in our filings with the SEC. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in our quarterly report on Form 10-Q filed with the SEC on November 10, 2021, and in any subsequent filings we make with the SEC. The forward-looking statements contained in this presentation reflect our current views with respect to future events. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our view as of any date subsequent to the date hereof.

© 2020 SYNLOGIC. QU©AR2T0E1R9LYSYRNELSOUGLTICS.. AALLLL RRIIGGHHTTSS RREESSEERRVVEEDD.. || 33 Opening Remarks Dr. Aoife Brennan MB CHB President & CEO

# Multiple high value indications accessible with Synthetic Biotic Medicines

## Metabolic programs

### Phenylketonuria (PKU)

SYNB1618 strain achieved prespecified 20% Phe lowering target in PKU patients in interim analysis

SYNB1934 strain demonstrated two-fold greater activity than SYNB1618 in healthy volunteers

**Other Inborn Errors of Metabolism**

SYNB1353 progressing to IND-enabling studies for treatment of homocystinuria

### Enteric Hyperoxaluria

SYNB8802 achieved proof of mechanism in Phase 1A in dietary hyperoxaluria induced in healthy volunteers

Dose dependent consumption of oxalate in the GI tract shown

Phase 1B patient data expected 2022 in patients with enteric hyperoxaluria

## Immunology

### Solid Tumors

SYNB1891 combination study with PD-1 has completed enrollment. No further studies planned at this time

### Inflammatory Bowel Disease

Advancing research collaboration with Roche on novel IBD target; achieved first milestone

**Clinical benefit of the Synthetic Biotic platform demonstrated**

synlogic

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Phenylketonuria (PKU) SYNB1618 Inflammatory Bowel Disease Enteric Hyperoxaluria SYNB8802 SYNB1618 Homocystinuria Undisclosed Metabolic Program PoC 2022 Combo study late ‘21 Robust pipeline moving forward Metabolic Metabolite consumption in the GI tract Immunology SYNB1934 Undisclosed IBD Program Exploratory Preclinical IND-Enabling Studies Phase 1 Phase 2 FIH 2022 FIH: First in Human. PoC: Proof of Concept. SYNB1353

Progress against our strategy PKU Demonstrated plasma Phe lowering in patients with classical PKU PKU Demonstrated higher potency of next generation strain in humans HOX Progressed Phase 1B study IBD Achieved first Roche research collaboration milestone Other Metabolic Advanced third oral metabolic program, SYNB1353 for the treatment of HCU, into IND-enabling studies

Synthetic Biotic Medicines: Differentiated Potential in PKU Molly Harper Chief Business Officer

PKU: Significant Disease Burden, Need for New Treatment Options Inherited defects in PAH enzyme impairs ability to metabolize Phe Neurocognitive risk remains: 8X risk for intellectual disabilities1 70% had significant neuropsych comorbidity (50% had multiple)2 1 Bilder et al. 2017; 2 Levy et al. 2020 3 Berry et al. 2013 Phe build-up can cause irreversible neurological damage and neurocognitive defects >70% of adults with PKU are not actively treated by metabolic clinics3

# Current options leave behind the majority that live with PKU

**sapropterin**

- 30% response rate[1]
- 10% mean fasting Phe reduction for all-comers[2]
- Adult daily pill burden can exceed 10 tablets[3]

**pegvaliase-pqpz**

- Self-injection, daily
- 6-12 month titration
- Boxed warning: anaphylaxis "at any time during treatment"
- Restricted REMS
- Only approved for adults[4]

US PKU Population:
~17,000[5]

Uncontrolled (~60%)

Controlled (~40%)

**90% of patients and caregivers express need for greater natural protein intake (6)**

synlogic

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[1] Burton et al. 2007; [2] FDA Statistical Review & Evaluation of sapropterin dihydrochloride 2007 [3] U.S. Prescribing Information for Kuvan [4] U.S. Prescribing Information for Palynziq [5] NORD [6] Puurunen et al, Global PKU Patient Meeting, September 2021

Synthetic Biotic™ Medicines are designed for PKU Taken orally, 3 x day with meals Monotherapy or adjunctive Local delivery, without systemic AEs Dietary Phe Reduce plasma Phe Converted by Synthetic Biotic to harmless metabolites (TCA)

Interim Analysis of SYNB1618 SynPheny-1 Phase 2 Study in PKU

Synthetic Biotic Medicines: a novel approach in Phenylketonuria (PKU) Potential to treat all PKU patients with a safe oral approach Synthetic Biotic Medicines Meaningful data: two trials with interim results Current and emerging treatment options leave many patients behind PKU SYNB1618 strain achieved prespecified 20% plasma Phe lowering target in PKU patients SYNB1934 strain demonstrated two-fold greater activity than SYNB1618 in healthy volunteers Ph. 1 HV

6-day diet run in Individualized diet plan to match baseline Phe intake Stable study diet: diet run-in through 2 weeks post treatment Diet Control Endpoints Fasting Plasma Phe levels (day -1, 7, 14, 29) Labelled D5-Phe 24hr AUC, change from baseline after meal challenge (day -1, 15) Day 29 Fasting Phe 3 days Dose 1 1e11 Dose 3 1e12 Dose 4 2e12 7 days Diet run-in 6 days 2 days D5-Phe AUC Baseline Fasting Phe Dose 2 3e11 3 days D5-Phe AUC Day 14 Fasting Phe Day 7 Fasting Phe Population IA of 8 subjects receiving SYNB1618 Adult PKU patients, plasma Phe levels ≥ 600 µmol/L  Stable diet No use of Kuvan or Palynziq in SYNB1618 arm SYNB1618 Phase 2 SynPheny-1 study in PKU: Design Safety Follow Up

SYNB1618 metabolized Phe into TCA and prevented Phe absorption after meal challenge Percent change from baseline +/- 95% confidence interval. TCA = trans-cinnamic acid. AUC = Area under curve. 4 of 8 patients experienced >40% D5-Phe lowering after meal challenge TCA Production Phe absorption into plasma D5 Phe Meal Challenge (2e12 dose, N=8, Days -1 and 15)

SYNB1618 reduced fasting plasma Phe levels Fasting Plasma Phe Levels (N=8) Percent change from baseline +/- 95% confidence interval. * = Statistically significant Cessation of treatment 4 of 8 patients experienced >30% reduction in fasting Plasma Phe at Day 7 or Day 14

# SYNB1934 demonstrated two-fold improvement over SYNB1618 in biomarkers of Phe metabolism

## SYNB1934

- Developed from SYNB1618 using directed evolution
- Evaluated in a head-to-head study in healthy volunteers
- Potential for increased Phe lowering and flexibility to optimize clinical profile
- Moving into a new arm of the Phase 2 SynPheny study

**SYNB1934 and SYNB1618**
**D5-TCA and D5-HA**


N = 12
Favors SYNB1618
Favors SYNB1934
-4
-3
-2
-1
0
1
2
3
4
Fold Difference
D5 HA
D5 TCA

synlogic

Mean +/- 90% confidence interval. TCA = *trans*-cinnamic acid HA = hippuric acid

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Healthy volunteers PKU Patients SYNB1618 1e12 dose SYNB1934 1e12 dose 7% D5-Phe reduction post-meal 27% D5-Phe reduction post-meal 20% Fasting plasma Phe Expectation of improved clinical profile SYNB1934 to be evaluated in new arm of SynPheny-1 study

Enteric Hyperoxaluria (HOX) Enteric Hyperoxaluria results in significant, irreversible, and progressive kidney damage SYNB8802 proof of mechanism established: potential for best-in-class urinary oxalate lowering Proof of concept data expected 2022

Oral therapy An innovative approach in an area of high unmet medical need Our approach Consume Oxalate in the GI Tract Reduce Oxalate in the urine Differentiation from other approaches Ph 1B Proof of Concept in Enteric Hyperoxaluria patients (Roux-en-Y population) initiated Consumes oxalate in each GI compartment, throughout GI tract

SYNB8802 Demonstrates Dose-related Oxalate consumption * LS mean change over Placebo, +/- 90% CI, all days baseline and treated % Change Urinary Ox over Placebo % Change in Fecal Oxalate Consistent evidence of oxalate consumption across endpoints in dietary hyperoxaluria in healthy volunteers ASN Kidney Week 2021

SYNB8802 3e11 live cells dose advancing to Ph1B in patients LS mean change over Placebo, +/- 90% std error of mean, all days; and 24hr UOx after 5 days of dosing, +/- 90% std error of mean. 600mg daily oxalate. Change in UOx UOx Levels Clinically meaningful lowering of urinary oxalate demonstrated at a well tolerated dose Upper limit of normal

Balance Sheet (unaudited) 30 September 2021 31 December 2020 Cash, Cash Equivalents, and Marketable Securities $150.1 M $100.4 M Statement of Operations (unaudited) 30 September 2021 30 September 2020 R&D Expenses $13.4 M $10.5 M G&A Expenses $3.6 M $3.0 M Net Loss $16.0 M $13.2 M Net loss per share – basic and diluted* $0.29 $0.36 Weighted Average Shares Outstanding* 55.3 M 36.3 M Three Months Ended * weighted average shares used in computing net loss per shares - basic and diluted Third Quarter, 2021 Summary Results

© 2020 SYNLOGIC. QU©AR2TE1R9LYSYRNELSOUGLTICS.. AALLLL RRIIGGHHTTSS RREESSEERRVVEEDD.. || 1414 Concluding Remarks Dr. Aoife Brennan MD CHB President & CEO

Synlogic continues to deliver meaningful data Robust portfolio with significant milestones over the next 18 months PKU Enteric Hyperoxaluria SYNB8802 Ph1B proof of concept read-out H1 2022 2021 SYNB1934 Ph2 SynPheny proof of concept read-out SYNB1618 Delivered SYNB1934 Head to Head data in HV SYNB1934 Delivered Ph1A study in HV read-out SYNB8802 Delivered H2 2022 Start of pivotal program SYNB1618 or SYNB1934 Homocystinuria Ph1 initiation SYNB1353

Available For Questions Dave Hava, PhD Chief Scientific Officer Caroline Kurtz, PhD Chief Development Officer Daniel Rosan Head of Finance & Investor Relations Aoife Brennan, MB ChB President & CEO Antoine Awad Chief Operating Officer Gregg Beloff, JD MBA Interim CFO Molly Harper Chief Business Officer